SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 11, 2008

NMS Communications Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation or Organization)

0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

(508) 271-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

            On September 12, 2008, NMS Communications Corporation (“NMS”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Dialogic Corporation (“Buyer”) to sell the NMS Communications Platforms business (the “Business”) to Buyer.  Pursuant to the terms of the Purchase Agreement, Buyer has agreed to acquire certain assets and assume certain liabilities related to the Business as set forth in the Purchase Agreement (collectively, the “Transaction”). In addition, subject to the terms and conditions of the Purchase Agreement, Buyer has agreed to offer employment on or before the closing of the Transaction (the “Closing”) to existing NMS employees that are primarily engaged in the business of the Business. There are no material relationships among NMS and Buyer or any of their respective affiliates, other than with respect to the Purchase Agreement and the related ancillary agreements.

            Pursuant to the terms of the Purchase Agreement and subject to the customary adjustments provided for therein, at the Closing, NMS will be paid a $28 million cash payment, $2.8 million of which will be funded into an escrow account to settle certain claims for indemnification which can be made by Buyer following the Closing.

            The Purchase Agreement may be terminated by either Buyer or NMS if the Closing has not occurred by December 31, 2008 or February 28, 2009, depending on whether the Securities and Exchange Commission (the “SEC”) decides to review the proxy statement sent to NMS’s stockholders in connection with the Transaction, or upon the occurrence of certain customary events as set forth in the Purchase Agreement. In addition, if the Purchase Agreement is terminated under certain circumstances, including a determination by NMS’s board of directors to accept an acquisition proposal it deems superior to the Transaction, NMS has agreed to pay Buyer a termination fee of $1.25 million. The Closing is subject to closing conditions, including, but not limited to, approval of the Transaction by NMS’s stockholders and certain other customary closing conditions.

            The foregoing description of the Transaction does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

            On September 12, 2008, NMS issued a press release announcing the signing of the Purchase Agreement. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information Will Be Filed With The SEC

NMS plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters set forth in the proxy statement.  Information regarding NMS’s directors and executive officers and their ownership of NMS shares is contained in NMS’s Annual Report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC.  A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business.  Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            Subject to and immediately following the Closing, Robert P. Schechter, NMS’s Chief Executive Officer and Chairman of the Board of Directors, will be terminated as Chief Executive Officer.  Mr. Schechter will continue in his role as Chairman of the Board of Directors of NMS.

            In addition, on September 11, 2008, the Board appointed Joel Hughes to serve as NMS’s Chief Executive Officer, subject to and immediately following the Closing and Mr. Schechter’s termination, until his earlier resignation or removal.  Since December 2007, Mr. Hughes, who is 44, has served as the President of NMS’s LiveWire Mobile business. Mr. Hughes was the Senior Vice President and General Manager of NMS’s former Mobile Applications business. Mr. Hughes joined NMS early in 2006 when NMS acquired Openera Technologies, an IMS handset applications provider, where he was President and Chief Executive Officer. Prior to Openera, Mr. Hughes founded SnowShore Networks, a pioneering IP media server company, and served as President and Chief Executive Officer from 2000 to 2004 before it was acquired by Brooktrout in 2004.

            Subject to and immediately following the Closing, Herbert Shumway, NMS’s Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer, will be terminated as Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer.

            In addition, on September 11, 2008, the Board appointed Todd D. Donahue to serve as NMS’s Senior Vice President of Finance and Operations, Chief Financial Officer and Treasurer, subject to and immediately following the Closing and Mr. Shumway’s termination, until his earlier resignation or removal.  Since February 2007, Mr. Donahue, who is 34, has served as NMS’s Vice President of Finance, Chief Accounting Officer and Controller. Prior to joining NMS, Mr. Donahue served in senior finance and operations roles at Aspen Technology, Inc., a global software and solutions provider, including as Vice President of Product Operations and Vice President of Finance. His prior experience includes senior finance positions at Corechange, Inc., and Ardent Software, Inc., which was acquired by Informix. Mr. Donahue began his career at Deloitte and Touche LLP in assurance and advisory services.

Safe Harbor for Forward-Looking Statements

            This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about the proposed sale of the NMS Communications Platforms business to Dialogic, proposed management changes and the anticipated election of a new director.  These statements are based on management’s expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, assurance that the proposed sale of the NMS Communications Platforms business to Dialogic will be approved by the NMS’s stockholders or close as contemplated, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, quarterly fluctuations in financial results, NMS ‘s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks.  These and other risks are detailed from time to time in NMS’s filings with the SEC, including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit
Number	Title

2.1*	Asset Purchase Agreement, by and between NMS Communications Corporation and Dialogic Corporation, dated as of September 12, 2008.

99.1	Press release issued by NMS Communications Corporation on September 12, 2008.

*Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  NMS agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

September 12, 2008	By:	/s/ ROBERT P. SCHECHTER
	Name:	Robert P. Schechter
	Title:	Chief Executive Officer and
Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Asset Purchase Agreement, by and between NMS Communications Corporation and Dialogic Corporation, dated as of September 12, 2008.

99.1	Press release issued by NMS Communications Corporation on September 12, 2008.

*Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  NMS agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.